Equity - Other contributed equity	12 Months Ended
Jun. 30, 2019
Text block [abstract]
Equity - Other contributed equity

Note 21. Equity - Other contributed equity

	2019	2018
	$	$

Convertible note - Triaxial	464,000	464,000

On 4 December 2014, the consolidated entity and the convertible note holder (‘Triaxial’) signed a Convertible Note Deed Poll (‘Deed’) which superseded the precedent Loan Agreement between Triaxial shareholders and the consolidated entity. The Deed extinguishes the liability created by the Loan Agreement and provides that the Convertible Notes will convert into a pre-determined number of ordinary shares on the achievement of defined milestones established in the schedule of the Deed. Accordingly the convertible note has been reclassified as an equity instrument rather than debt instrument.

During the Financial year ended 30 June 2017, the Company reached two milestones triggering the conversion of a portion of its convertible note as follows;

• On 11 August 2016 the Company announced the submission of an IND application. On 10 September 2016, the Company received a letter from the FDA advising the study may proceed triggering conversion of 20,000,000 ordinary shares.

• On 31 October 2016, the Company announced it had licensed a Phase II ready molecule triggering the conversion of 16,000,000 ordinary shares.

During the financial year ended 30 June 2018, a portion of the convertible notes was extinguished.

The remaining portion of the convertible note will be exercised at the holders’ discretion on completion of Phase II clinical trial or achieving Breakthrough Designation, and would convert to 1,856,000 ordinary shares if converted. Completion will be deemed to occur upon the receipt by the consolidated entity of a signed study report or notification of the designation. There is a possibility for an early conversion of the convertible notes if a third party acquires more than 50% of the issued capital of the consolidated entity.